UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2025, the board of directors of Navitas Semiconductor Corporation (the “Company”) appointed Cristiano Amoruso as a director of the Company. Mr. Amoruso will serve as a Class I director with an initial term expiring at the Company’s 2025 annual meeting of stockholders. In connection with his appointment, Mr. Amoruso will stand for reelection as an independent Class I director at the Company’s 2025 annual stockholders’ meeting for a term expiring at the Company’s 2028 annual stockholders’ meeting. Additional details will be provided in Navitas’ definitive proxy statement for the meeting to be filed with the U.S. Securities and Exchange Commission (SEC).

Between 2019 and January 2025 Mr. Amoruso served as director of Suniva, Inc., a manufacturer of semiconductor photovoltaic cells, and from 2023 to January 2025 was its Chief Executive Officer. From 2015 to January 2025 Mr. Amoruso was an analyst at Lion Point Capital, LP, an investment firm seeking to create value at public and private companies by driving operational, structural, and regulatory changes. Prior to Lion Point, Mr. Amoruso was a director at Starboard Value LP, a New York-based investment adviser with a fundamental approach to investing in and driving value at publicly traded U.S. companies. Before that he was an investor at Infracapital, the infrastructure private equity manager of M&G Investments (LON: MNG). Mr. Amoruso received an M.B.A. from Columbia Business School, and graduated from the University of Bari, Italy, where he received a Laurea (Bachelor’s Degree), 110/110 e lode, in economics and business. Mr. Amoruso is a CFA Charterholder.

Mr. Amoruso will participate in the Company’s compensation arrangements for non-employee directors, which are described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 26, 2024 and incorporated herein by reference.

The board of directors has not yet determined the committees of the board on which Mr. Amoruso will serve. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company will file an amendment to this report after that determination has been made.

Item 7.01. Regulation FD Disclosure.

On May 14, 2025, the Company issued a press release announcing Mr. Amoruso’s appointment to the board of directors. The press release is furnished as Exhibit 99.1 to this report and incorporated in this Item 7.01 by reference.

Information in this Item 7.01 and Exhibit 99.1 is furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and none of such information is incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: May 14, 2025
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer